                     Chase Manhattan Grantor Trust 1996-A

                        Statement to Certificateholders

                               December 15, 1999


-----------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
              ORIGINAL           PRIOR                                                                             CURRENT
                FACE           PRINCIPAL                                                 REALIZED   DEFERRED      PRINCIPAL
 CLASS         VALUE            BALANCE        PRINCIPAL      INTEREST        TOTAL       LOSSES    INTERREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
   A      1,474,263,764.33   95,139,270.16   10,545,572.29   412,270.17   10,957,842.46    0.00        0.00     84,593,697.87
-----------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,474,263,764.33   95,139,270.16   10,545,572.29   412,270.17   10,957,842.46    0.00        0.00     84,593,697.87
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
--------------------------------------------------------------------------------
              PRIOR                                                   CURRENT
             PRINCIPAL                                               PRINCIPAL
 CLASS        FACTOR        PRINCIPAL     INTEREST       TOTAL        FACTOR
--------------------------------------------------------------------------------
   A        64.53341150     7.15311096   0.27964478    7.43275574    57.38030054
--------------------------------------------------------------------------------
 TOTALS     64.53341150     7.15311096   0.27964478    7.43275574    57.38030054
--------------------------------------------------------------------------------


--------------------------
    PASS THRU RATES
--------------------------
                 CURRENT
                PASS-THRU
 CLASS             RATE
--------------------------
   A            5.200000%
--------------------------

--------------------------------------------------------------------------------
           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Mark McDermott
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor
                            New York, New York 10001
                               Tel: (212) 946-7016
                         Email: mark.mcdermott@chase.com
--------------------------------------------------------------------------------

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                                 MONTHLY REPORT

                              Due Period                                               46

                              Due Period Beginning Date                          11/01/99

                              Due Period End Date                                11/30/99

                              Determination Date                                 12/10/99

I.    Monthly Expense Summary
         A. Servicing Fee Disbursement                                          79,282.73
         B. Cash Collateral Account Expense                                          0.00
         C. Total Expenses Paid (per $1000 of Original Principal Amount)       0.05377784

II.   Cash Collateral Account Deposit Amount                                         0.00

III.  Outstanding Advance Summary
         A. From Prior Period                                                3,661,065.51
         B. From Current Period                                              3,648,745.18
         C. Change in Amount Between Periods (Line B - A)                      -12,320.33

IV.   Available Cash Collateral Account Information for Due Period
         A. Available Cash Collateral Amount                                11,056,978.23
         B. Available Cash Collateral Amount Percentage                      11.62188675%

V.    Available Cash Collateral Account Information for Next Period
         A. Available Cash Collateral Amount                                11,056,978.23
         B. Available Cash Collateral Amount Percentage                      13.07068790%

VI.   Required Cash Collateral Amount
         A. For the Current Collection Period                               11,056,978.23
         B. For the Next Collection Period                                  11,056,978.23

VII.  Payment Summary for Servicer
         A. Monthly Servicing Fees
                1. Scheduled Monthly Servicing Fee                              79,282.73
         B. Monthly Disbursements to Servicer
                1. Monthly Servicing Fee and Unpaid Servicing Fee               79,282.73
                2. Reimbursed Advance Amount                                   121,781.83
                3. Net Investment Earnings on Certificate Account                    0.00
                4. Total (Lines 1 thru 3)                                      201,064.56
         C. Advance by Servicer                                                109,461.50
         D. Net Disbursement to Seller (Lines B - C)                            91,603.06

VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct             0.00

IX. Disbursements on Cash Collateral Loan
         A. Interest Payment on Loan                                                 0.00
         B. Fees and Expenses on Loan                                                0.00
         C. Principal Payment on Loan                                                0.00

[x]                             (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

X.    Repayment to Seller
         A. From Available Cash Collateral Funds                                49,295.69
         B. From Certificate Account
                1. Excess Funds                                                239,322.18
                2. Certificate Amount Surplus                                        0.00
                3. Excess Amount (Lines 1 - 2)                                 239,322.18
         C. Excess Amount Paid Seller (Lines A + B)                            288,617.87

XI.   Recoveries of Defaulted Receivables for Due Period                        27,735.33

XII.  Recoveries of Interest Delinquencies for Due Period                      121,781.83

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

I.    Available Amount in the Certificate Account
         A. Credits
                1. Payments form Obligors Applied to Collection Period
                        a. Principal Payments                                             10,438,147.71
                        b. Recovery of Advance                                               119,012.57
                        c. Other Interest Payments                                           612,568.59
                        d. Total (A thru C)                                               11,169,728.87
                2. Repurchase Amount from Repurchased Receivables
                        a. Principal before Cutoff Date                                            0.00
                        b. Interest before Cutoff Date                                             0.00
                        c. Principal Payments                                                 89,589.79
                        d. Recovery of Advance                                                 1,120.53
                        e. Other Interest Payments                                               593.18
                        f. Total (A thru E)                                                   91,303.50
                3. Reversal from Defaulted Contracts                                               0.00
                4. Recovery of Defaulted Receivables                                          27,735.33
                5. Recovery Amount Before Cutoff Date (Excluding
                     Repurchased Receivables
                        a. Principal                                                               0.00
                        b. Interest                                                                0.00
                        c. Total (A thru B)                                                        0.00
                6. Investment Earnings on Certificate Account                                      0.00
                7. Net Adjustments                                                                 0.00
                8. Advance by Servicer                                                       109,461.50
                9. Overpayment from Obligors                                                       0.00
                10. Total Credits                                                         11,398,229.20
         B. Debits
                1. Overpayments from Obligors                                                      0.00
                2. Recovery Amount Before Cutoff Date to Seller
                        a. Principal                                                               0.00
                        b. Interest.                                                               0.00
                        c. Total (Lines A thru B)                                                  0.00
                3. Reversal from Defaulted Contracts                                               0.00
                4. Reimbursement of Advance
                       a. From Payments of Non-Defaulted Receivables                         120,133.10
                       b. From Recovery of Defaulted Receivables                                   0.00
                       c. Total (Lines A thru B)                                             120,133.10
                5. Net Investment Earnings on Certificate Account                                  0.00
                6. Total Debits (Lines 1 thru 5)                                             120,133.10
         C. Total Available Amount                                                        11,278,096.10

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

II.   Reimbursement of Advance on Defaulted Receivables
         A. Recovery of Advance                                                                  282.55
         B. Unreimbursed Advance from Prior Period                                                 0.00
         C. Reimbursed Amount (Min: Lines A and B)                                                 0.00
III.  Excess Collections for Collection Period
         A. Excess Spread Amount                                                             231,070.37
         B. Net Recovery of Defaulted Receivables
                1. Recovery of Defaulted Receivables                                          27,735.33
                2. Reimbursement of Advance                                                        0.00
                3. Net Recovery of Defaulted Receivables (lines 1-2)                          27,735.33
         C. Excess Spread Amount to this Periods Defaulted Receivables
                1. Balance on Defaulted Receivables
                        a. Principal                                                          17,834.79
                        b. Advanced Interest                                                   1,648.73
                        c. Unadvanced Interest                                                     0.00
                        d. Total (Lines A thru C)                                             19,483.52
                2. Amount Applied to Default Balance (Min: Lines A+B and C.1)                 19,483.52
         D. Principal Carryover Shortfall                                                          0.00
         E. Adjustment to Excess Collection                                                        0.00
         F. Excess Collections                                                               239,322.18

IV.   Scheduled Monthly Disbursements
         A. Unreimbursed Advance on Defaulted Receivables                                          0.00
         B. Principal and Interest to Certificateholders
                1. Monthly Prinicpal
                        a. From Repurchsed Receivables                                        89,589.79
                        b. From Defaulted Receivables                                         17,834.79
                        c. Principal Payment                                              10,438,147.71
                        d. Total (Lines A thru C)                                         10,545,572.29
                2. Monthly Interest                                                          412,270.17
                3. Unpaid Interest                                                                 0.00
                4. Principal Carryover Shortfall                                                   0.00
                5. Total                                                                  10,957,842.46
         C. Servicing Fee to Servicer
                1. Monthly Servicing Fee                                                      79,282.73
                2. Overdue Monthly Servicing Fee                                                   0.00
                3. Total (Lines 1 thru 2)                                                     79,282.73
         D. Total (Lines A thru C)                                                        11,037,125.19
V.    Payment Deficiency Amount
         A. Scheduled Monthly Disbursements                                               11,037,125.19
         B. Available Distribution Amount
                1. Available Amount in Certificate Account                                11,278,096.10
                2. Excess Collections in Certificate Account                                 239,322.18
                3. Reimbursed Advance on Defaulted Receivables from Excess Spread              1,648.73
                4. Available Distribution Amount (Lines 1-2-3)                            11,037,125.19
         C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                                  0.00

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

VI.   Cash Collateral Account Withdrawal
         A. Available Cash Collateral Amount for the Collection Period                    11,056,978.23
         B. Payment Deficiency Amount                                                              0.00
         C. Cash Collateral Account Withdrawal                                                     0.00

VII.  Disbursements from the Certificate Account with CCA Withdrawal
         A. Available Distribution Amount
                1. Available Distribution Amount from Certificate Account                 11,278,096.10
                2. Excess Collections                                                        239,322.18
                3. Cash Collateral Account Withdrawal                                              0.00
                4. Reimbursed Advance on Defaulted Receivables from Excess Spread              1,648.73
                5. Available Amount (Lines 1 - 2 + 3 - 4)                                 11,037,125.19
         B. Disbursements of Advance on Defaulted Receivables                                      0.00
         C. Disbursements to Certificateholders                                           10,957,842.46
         D. Monthly Servicing Fee and Overdue Servicing Fee                                   79,282.73
         E. Excess Funds from Certificate Account
                1. Available Amount after Distribution (Lines A - B - C - D)                       0.00
                2. Excess Collections                                                        239,322.18
                3. Excess Funds (Lines 1 + 2)                                                239,322.18

VIII. Average Certificate Principal Balance for the Collection Period
         A. Beginning Balance                                                             95,139,270.16
         B. Ending Balance                                                                84,593,697.87
         C. Average Balance (Lines (A + B) / 2 )                                          89,866,484.02

IX. Delinquency and Defaults Information

         ---------------------------------------------------------------------
                                     Group 1
         ---------------------------------------------------------------------
                                               Delinquency          Principal
            Period                Number          Amount             Balance
         ---------------------------------------------------------------------
          30-59 days               660          472,933.16        2,665,145.24
         ---------------------------------------------------------------------
          60-89 days               128          120,885.75          454,833.40
         ---------------------------------------------------------------------
          90-119 days               54           63,200.99          165,758.31
         ---------------------------------------------------------------------
         120+149 days               18           24,966.66           61,520.59
         ---------------------------------------------------------------------
         150+179 days               12           12,797.65           21,705.07
         ---------------------------------------------------------------------
         180+209 days               10           16,919.04           29,711.25
         ---------------------------------------------------------------------
         210+239 days                2            3,433.04            3,516.95
         ---------------------------------------------------------------------
         240+Days Delinquent         0                0.00                0.00
         ---------------------------------------------------------------------
         Total                     884          715,136.29        3,402,190.81
         ---------------------------------------------------------------------

         B. Principal Amount of Loans in Defaulted Receivables                                17,834.79
         C. Delinquency Percentage
                1. Outstanding Principal Balance for Deliquency >= 60 Days                   737,045.57
                2. Portfolio Principal Ending Balance for the Collection Period           84,593,697.87
                3. Delinquency Percentage                                                   0.87127716%


[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

X.    Portfolio Average Delinquency Rate
         A. Delinquency Rate for Second Prior Period                                               0.77220867%
         B. Delinquency Rate for Prior Period                                                      0.84919765%
         C. Delinquency Rate for Current Period                                                    0.87127716%
         D. Average Deliquency Rate                                                                0.83089449%

XI.   Portfolio Average Three Due Periods Charge Off Rate
         A. Charge Off Rate for Second Prior Period                                                0.83902132%
         B. Charge Off Rate for Prior Period                                                       0.38667143%
         C. Charge Off Rate for Current Period
                1. Principal Recoveries of Defaulted Receivables                                     25,747.98
                2. Principal on Defaulted Receivables                                                17,834.79
                3. Average Pool Balance for Collection Period                                    89,866,484.02
                4. Charge Off Rate (12 * (Lines (2 - 1) / 3)                                      -0.10566596%
         D. Average Charge Off Rate ((Lines A thru C) / 3)                                         0.37334227%

XII.  Required Cash Collateral Amount for Next Collection Period
         A. Cash Collateral Floor Amount
                1. Maximum Amount                                                                11,056,978.23
                2. Possible Floor Amount
                        a. Pool Principal Balance at the Beginning of Collection Period          95,139,270.16
                        b. Cumulative Monthly Interest Through Final Distribution Date           10,719,024.44
                        c. Cumulative Monthly Servicing Fee Through Final Distribution Date       2,061,350.85
                        d. Total (Lines A thru C)                                               107,919,645.45
                3. Cash Collateral Floor Amount (Min: Lines 1 & 2)                               11,056,978.23
         B. Possible Cash Collateral Amount
                1. Cash Collateral Percentage
                        a. Average Three Period Delinquency Percentage                             0.83089449%
                        b. Delinquency Percentage Trigger                                          1.25000000%
                        c. Average Three Period Charge Off Rate                                    0.37334227%
                        d. Charge Off Rate Trigger                                                 1.25000000%
                        e. Maximum Cash Collateral Percentage Specified                            7.00000000%
                        f. Minimum Cash Collateral Percentage Specified                            5.00000000%
                        g. Cash Collateral Percentage Applied (If a>b or c>d, then e, else f)      5.00000000%
                2. Pool Principal Balance                                                        84,593,697.87
                3. Possible Amount                                                                4,229,684.89
         C. Required Cash Collateral Amount (Max: Lines A & B)                                   11,056,978.23

XIII. Deposit to Cash Collateral Account
         A. Excess Funds from Certificate Account                                                   239,322.18
         B. Required Deposit to Cash Collateral Account
                1. Required Cash Collateral Amount for Next Period                               11,056,978.23
                2. Available Cash Collateral Amount                                              11,056,978.23
                3. Cash Collateral Account Withdrawal                                                     0.00
                4. Required Deposit Amount (Max: 0 & Lines 1-2+3)                                         0.00
         C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                                  0.00

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

XIV.  Memorandum Spread Account Unfunded Amount
         A. Memorandum Spread Account Cap
                1. Cash Collateral Floor Amount                                         11,056,978.23
                2. Possible Cap
                        a. Pool Principal Balance                                       84,593,697.87
                        b. Memorandum Spread Account Cap Percentage
                                1. Average Three Period Charge Off Rate                   0.37334227%
                                2. Minimum Charge Off Rate Trigger                        1.25000000%
                                3. Average Three Period Delinquency Rate                  0.83089449%
                                4. Minimum Delinquency Percentage                         1.25000000%
                                5. Minimum Cap Percentage Specified                       1.00000000%
                                6. Maximum Cap Percentage Specified                       2.00000000%
                                7. Memorandum Spread Account Cap Percentage
                                   (If 1<=2 and 3<=4 then 5 else 6)                       1.00000000%
                        c. Possible Amount (Lines a * b)                                   845,936.98
                3. Memorandum Spread Account Cap (Max: Lines (1 + 2))                   11,056,978.23
         B. Memorandum Spread Account Amount
                1. Available Cash Collateral Amount                                     11,056,978.23
                2. Cash Collateral Account Deposit                                               0.00
                3. Cash Collateral Account Withdrawal                                            0.00
                4. Principal Balance on Cash Collateral Loan                                     0.00
                5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)      11,056,978.23
         C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                     0.00

XV.   Available Cash Collateral Payment Funds
         A. Certificate Account Surplus
                1. Excess Funds from Certificate Account                                   239,322.18
                2. Memorandum Spread Account Unfunded Amount                                     0.00
                3. Certificate Account Surplus                                                   0.00
         B. Cash Collateral Account Surplus
                1. Available Cash Collateral Amount                                     11,056,978.23
                2. Cash Collateral Account Deposit                                               0.00
                3. Cash Collateral Account Withdrawal                                            0.00
                4. Required Cash Collateral Amount for Next Period                      11,056,978.23
                5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                0.00
         C. Investment Earnings on Cash Collateral Account                                  49,295.69
         D. Available Cash Collateral Payment Funds                                         49,295.69

XVI.  Scheduled Disbursement on Cash Collateral Loan
         A. Scheduled Interest
                1. Interest on Deposit Rate Portion                                              0.00
                2. Interest on Base Rate Portion                                                 0.00
                3. Unpaid Interest                                                               0.00
                4. Total (Lines 1 thru 3)                                                        0.00
         B. Fees and Expenses
                1. Fees and Expenses                                                             0.00
                2. Overdue Fees and Expenses                                                     0.00
                3. Total (Lines 1 thru 2)                                                        0.00
         C. Total (Lines A + B)                                                                  0.00

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                       MONTHLY SERVICER CERTIFICATE REPORT

XVII.  Excess From Memorandum Spread Account
         A. Memorandum Spread Account Cap                                                       11,056,978.23
         B. Adjusted Memorandum Spread Account Amount
                1. Memorandum Spread Account Amount                                             11,056,978.23
                2. Investment Earnings on Cash Collateral Account                                   49,295.69
                3. Interest Due to Cash Collateral Loan                                                  0.00
                4. Fees and Expenses to Cash Collateral Loan                                             0.00
                5. Adjusted Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)     11,106,273.92
         C. Excess from Memorandum Spread Account                                                   49,295.69

XVIII. Disbursement of Available Cash Collateral Payment Funds
         A. Available Cash Collateral Payment Funds                                                 49,295.69
         B. Interest Payment to Cash Collateral Loan                                                     0.00
         C. Fees and Expenses on Cash Collateral Depositor                                               0.00
         D. Principal Payment to Cash Collateral Loan
                1. Available Disbursement Amount
                        a. Available Amount after Disbursement of Interest, Fees, & Expenses        49,295.69
                        b. From Excess of Memorandum Spread Account                                 49,295.69
                        c. Available Disbursement Amount                                                 0.00
                2. Principal Balance on Cash Collateral Loan                                             0.00
                3. Principal Payment                                                                     0.00
         E. Excess Amount to Seller                                                                 49,295.69

XIX.   Available Cash Collateral Amount for Next Distrbution Date
         A. Available Cash Collateral Amount
                1. Available Cash Collateral Amount                                             11,056,978.23
                2. Cash Collateral Account Deposit from Certificate Account                              0.00
                3. Cash Collateral Account Withdrawal                                                    0.00
                4. Cash Collateral Account Surplus                                                       0.00
                5. Available Cash Collateral Amount (Lines 1 + 2 - 3 - 4)                       11,056,978.23
         B. Available Cash Collateral Percentage                                                 13.07068790%

XX.    Reimbursed Advance
         A. From Payment in Certificate Account                                                    120,133.10
         B. From Excess Spread                                                                       1,648.73
         C. From Certificate Account with Cash Collateral Withdrawal                                     0.00
         D. Total (Lines A thru C)                                                                 121,781.83

XXI.   Excess Amount to Seller
         A. From Available Cash Collateral Payment Funds                                            49,295.69
         B. From Certificate Account
                1. Excess Funds                                                                    239,322.18
                2. Certificate Account Surplus                                                           0.00
                3. Excess Amount                                                                   239,322.18
         C. Excess Amount to Seller (Lines A thru B)                                               288,617.87

XXII.  Weighted Average Coupon as of Current Period                                               9.09465888%

XXIII. Weighted Average Maturity as of Current Period                                             11.60826484

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                             MONTHLY BALANCE REPORT

I.   Defaulted Receivables Summary
         A. Beginning Balance
                1. Principal                                              8,415,426.38
                2. Interest                                                  31,082.81
                3. Total                                                  8,746,509.19
         B. Additions
                1. Principal                                                 17,834.79
                2. Interest                                                   1,648.73
                3. Total (Lines 1 thru 2)                                    19,483.52
         C. Net Recoveries
                1. Principal                                                 25,747.98
                2. Interest                                                       0.00
                3. Excess                                                     1,704.80
                4. Total (Lines 1 thru 3)                                    27,452.78
         D. Adjustments on Excess from Recoveries                             1,704.80
         E. Ending Balance
                1. Principal                                              8,407,513.19
                2. Interest                                                 332,731.54
                3. Total (Lines 1 + 2)                                    8,740,244.73

II.  Outstanding Advances Summary
         A. Beginning Balance                                             3,661,065.51
         B. Additions                                                       109,461.50
         C. Reimbursements
                1. For Defaulted Receivables
                        a. From Receivables Excess Spread                     1,648.73
                        b. From Cash Collateral Withdrawal                        0.00
                        c. From Recoveries of Defaulted Receivables               0.00
                        d. Total (Lines a thru c)                             1,648.73
                2. Others                                                   120,133.10
                3. Total (Lines 1 thru 2)                                   121,781.83
         D. Ending Balance (Lines A + B - C)                              3,648,745.18

III. Unreimbursed Advances of Defaulted Receivables Summary
         A. Beginning Balance                                                     0.00
         B. Additions                                                         1,648.73
         C. Reimbursements
                1. From Recoveries of Defaulted Receivables                       0.00
                2. From Excess Reserve Account                                1,648.73
                3. From Cash Collateral Withdrawal                                0.00
                4. Total                                                      1,648.73
         D. Ending Balance (Lines A + B - C)                                      0.00

[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                      Chase Manhattan Grantor Trust 1996-A

                                December 15, 1999

                             MONTHLY BALANCE REPORT


IV.  Maturity Interest Deficiency Summary
        A. Beginning Balance                                        2,456,685.85
        B. Additions                                                   71,200.83
        C. Ending Balance                                           2,527,886.68

V.    Certificate Principal Balance
         A. Beginning Balance                                      95,139,270.16
         B. Monthly Prinicpal
                1. Defaulted Receivables                               17,834.79
                2. Repurchased Receivables                             89,589.79
                3. Principal Payment                               10,438,147.71
                4. Total (Lines 1 thru 3)                          10,545,572.29
         C. Ending Balance (Lines A - B)                           84,593,697.87

VI.   Automobiles Receivables Balance Summary
         A. Beginning Balance                                      95,139,270.16
         B. Automobile Receivable Monthly Principal
                1. Defaulted Receivables                               17,834.79
                2. Others                                          10,527,737.50
                3. Total (Lines 1 thru 2)                          10,545,572.29
         C. Ending Balance                                         84,593,697.87

VII.  Automobiles Tally Summary
         A. Beginning Number of Receivables                               25,814
         B. Additions                                                          0
         C. Deductions
                1. Repurchased Receivables                                    17
                2. Defaulted Receivables                                      14
                3. Matured Receivables                                     1,916
                4. Total (Lines 1 thru 3)                                  1,947
         D. Ending Number of Receivables                                  23,867

VIII. Cash Collateral Loan Summary
         A. Beginning Balance                                               0.00
         B. Repayment of Loan                                               0.00
         C. Ending Balance                                                  0.00


[x]                      (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION